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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            April 3, 1998


                       SUN HEALTHCARE GROUP, INC.
         (Exact name of registrant as specified in its charter)


       DELAWARE                      1-12040                  85-0410612
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)               File Number)           Identification No.)


101 SUN AVENUE, N.E., ALBUQUERQUE, NEW MEXICO                    87109
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code          (505) 821-3355


                             NOT APPLICABLE
     (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

      On April 3, 1998, Sun Healthcare Group, Inc. ("Sun") entered into a fourth amendment (the "RCA Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of May 27, 1997, by Amendment No. 2 thereto dated as of August 21, 1997 and by Amendment No. 3 thereto dated as of November 25, 1997 (as amended, the "RCA Merger Agreement"), by and among Sun, Retirement Care Associates, Inc., a Colorado corporation ("RCA"), and Peach Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of Sun ("RCA Merger Sub"), pursuant to which RCA Merger Agreement RCA Merger Sub will be merged (the "RCA Merger") with and into RCA.

      The RCA Amendment (i) extends the date after which either party may freely terminate the RCA Merger Agreement from March 31, 1998 to June
30, 1998 and (ii) adds as a condition to Sun's obligation to consummate the RCA Merger a requirement that a Memorandum of Understanding entered into in connection with the settlement of certain shareholder litigation involving RCA remain in effect.

      On April 3, 1998, Sun also entered into a third amendment (the
"Contour Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of August 21, 1997 and by Amendment No. 2 thereto dated as of November 25, 1997 (as amended, the "Contour Merger Agreement"), by and among Sun, Contour Medical, Inc., a Nevada corporation ("Contour"), and Nectarine Acquisition Corporation, a Nevada corporation and a wholly-owned subsidiary of Sun ("Contour Merger Sub"), pursuant to which Contour Merger Agreement Contour Merger Sub will be merged (the "Contour Merger" and, together with the RCA Merger, the "Mergers") with and into Contour.

      The Contour Amendment extends the date after which either party may freely terminate the Contour Merger Agreement from March 31, 1998 to
June 30, 1998.

      The Mergers are subject to approval by the stockholders of both companies and will be considered at separate meetings now anticipated to occur in the second quarter of 1998. The Mergers remain subject to other customary conditions. The Mergers will be completed promptly following stockholder approval, assuming satisfaction of the other conditions to the Mergers.

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      The foregoing description is qualified in its entirety by reference to the full text of the RCA Amendment and the Contour Amendment, which are attached hereto as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

      (c)  EXHIBITS

      2.1 Amendment No. 4 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun
           Healthcare Group, Inc., Retirement Care Associates, Inc. and Peach Acquisition Corporation.

      2.2 Amendment No. 3 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun
           Healthcare Group, Inc., Contour Medical, Inc. and Nectarine Acquisition Corporation.

      99.1 Press Release dated April 6, 1998




                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SUN HEALTHCARE GROUP, INC.

                                  By:      /s/ William C. Warrick
                                  Name:    William C. Warrick
                                  Title:   Vice President, Corporate
Controller

Dated:  April 7, 1998






                                     2

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                            INDEX TO EXHIBITS


EXHIBIT
  NO.                           DOCUMENT

  2.1 Amendment No. 4 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun
           Healthcare Group, Inc., Retirement Care Associates, Inc. and Peach Acquisition Corporation.

  2.2 Amendment No. 3 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun
           Healthcare Group, Inc., Contour Medical, Inc. and Nectarine Acquisition Corporation.

  99.1     Press Release dated April 6, 1998.


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